UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

United Financial Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52947	74-3242562
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

95 Elm Street, West Springfield, Massachusetts  01089
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code):  (413) 787-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.            Financial Statements and Exhibits.

Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, United Financial Bancorp, Inc. (“United Financial Bancorp”) hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on December 1, 2009 in connection with its closing of the acquisition of CNB Financial Corp. with the financial information required by Item 9.01.

a.             Financial statements of businesses acquired.

The following audited financial statements of CNB Financial Corp. included in its Annual Report on Form 10-K for the year ended December 31, 2008 are incorporated by reference to United Financial Bancorp’s Registration Statement on Form S-4 (SEC File No. 333-161282):

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2008 and 2007

Consolidated Statements of Operations for the years ended December 31, 2008 and 2007

Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2008 and 2007

Consolidated Statements of Cash Flows for the years ended December 31, 2008 and 2007

Notes to Consolidated Financial Statements

The following unaudited, consolidated interim financial statements of CNB Financial Corp. included in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 are incorporated by reference to United Financial Bancorp’s Registration Statement on Form S-4 (SEC File No. 333-161282):

Consolidated Balance Sheets at September 30, 2009 and December 31, 2008

Consolidated Statements of Operations for the three and nine months ended September 30, 2009 and 2008

Consolidated Statements of Changes in Stockholders’ Equity for the nine months ended September 30, 2009

Consolidated Statements of Cash Flows for the nine months ended September 30, 2009 and 2008

Notes to Consolidated Financial Statements

b.           Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.1.

d.           Exhibits.

Exhibit Number	Description
99.1	Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Financial Bancorp, Inc.

Date: February 12, 2010	By:	/s/ Mark A. Roberts
Mark A. Roberts
Executive Vice President and Chief
Financial Officer

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